UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________

FORM 8-K
 ______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 19, 2007

Paradise Tan, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Texas	000-50471	75-2524355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200-Personal Services	0001185218
(Standard Industrial Classification)	(Central Index Key)

15851 Dallas Parkway - Suite 600
Addison, TX 75001
(Address of principal executive offices, including zip code)

469-338-6690
(Registrant’s telephone number, including area code)

Copy of Communication to:

Bernard & Yam, LLP
Attention: Man Yam, Esq.
401 Broadway Suite 1708
New York, NY 10013
Phone: 212-219-7783
Fax: 212-219-3604

N/A
 (Former name or former address, if changed since last report.)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this current report on Form 8-K, the Registrant Paradise Tan, Inc is referred to as either the "Company," "we" or "our".

Item 1.01. Entry into a Material Definitive Agreement

On October 19, 2007, a group of our major shareholder (“Sellers”), whose information is set forth in the chart below, entered a Securities Purchase Agreement (“Purchase Agreement”) with a group of individual purchasers (“Purchasers”), whose information is also set forth in the chart below. Under the terms of the Purchase Agreement, Sellers sold in total 7,951,329 shares of common stock of the Company to Purchasers for a total price of $ 100,000.

Sellers	Shares Sold

Ronald Schaefer	4,312,887
Daniel Sturdivant	3,294,887
David Rutkoske	343,555

Total	7,951,329

Purchasers	Shares Purchased

Xingping Hou	2,782,963
Jiefeng Ren	1,590,266
Yuming Ma	1,192,700
Yongjun Zeng	1,192,700
Zikun Wang	1,192,700

Total	7,951,329

The Purchase Agreement was consummated on November 14, 2007.

On November 14, 2007, the Company sold its remaining tanning salon operations to a RAAP Enterprises, the company owned by Ronald Schaefer under an Asset Sale and Purchase Agreement (“Asset Sale Agreement”).  Under the Asset Sale Agreement, RAAP Enterprises assumed all of the book value of assets and all liabilities of the Company as of November 14, 2007.  RAAP Enterprises also signed an indemnification agreement, for the benefit of the Company. The Company recognized a gain on the transaction as a result of the extinguishment of debts as of November 14, 2007.  During the year 2007, The Company recognized a contingent liability of $100,000 for any potential future liabilities that may arise as a result of the transaction.

Item 3.02 Unregistered Sale of Securities

As described in the Item 1.01, On October 19, 2007, Sellers entered a Purchase Agreement with Purchasers, under which Sellers sold in total 7,951,329 shares of common stock of the Company to Purchasers for a total price of $ 100,000. The Purchase Agreement was consummated on November 14, 2007.

Purchasers are all citizens of the People’s Republic of China.  None of the Purchasers is either a U.S Person, as such term is defined in Rule 902(k) of Regulation S, or is he located within the United States. The shares of common stock of the Company acquired by the Purchasers pursuant to the Purchase  Agreements are “restricted shares” which have not been registered with SEC and the resale of which must be made in accordance with Regulation S, Rule 144, the registration requirements of the Securities Act of 1933 or an available exemption.

Item 5.01 Changes in Control of Registrant

In connection with the Purchase Agreement and Asset Sale Agreement described in Item 1.01, on November 14, 2007, Dan Broder, Ronald Schaefer, and Daniel Sturdivant resigned from all their positions on the Board of Directors of Company, as well as the executive offices of the Company. Xingping Hou, Jiefeng Ren and Yuming Ma became the new directors of the Board of Directors of the Company. Xingping Hou became the President and Chairman of the Board. Jiefeng Ren became Secretary of the Board and the Chief Executive Officer. Yuming Ma became the Treasurer of the Board and Chief Financial Officer.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Purchase Agreement and Asset Sale Agreement described in Item 1.01, on November 14, 2007, Dan Broder, Ronald Schaefer, and Daniel Sturdivant resigned from all their positions on the Board of Directors of Company, as well as the executive offices of the Company. Xingping Hou, Jiefeng Ren and Yuming Ma became the new directors of the Board of Directors of the Company. Xingping Hou became the President and Chairman of the Board. Jiefeng Ren became Secretary of the Board and the Chief Executive Officer. Yuming Ma became the Treasurer of the Board and Chief Financial Officer.

Xingping Hou, our President, Chairman of the Board and Director. Mr. Hou graduated from Nanchang Army Command Academy. He served in Chinese People’s Liberation Army for more than twenty years. In 2000, he retired from the military with the rank of colonel and started to work in a governmental agency in Jiangxi Province. In 2002, he resigned from his position in the government and founded Xingguo General Fruits Development Company. In 2005, he formed General Red Enterprise Group Company. In addition to being our President and Chairman of the Board, he is also the president and chairman of the board of General Red Enterprise Group Company.

Jiefeng Ren, our Secretary of the Board, Director and Chief Executive Officer. Mr. Ren graduated from Jiangsu Institute of Education. He served in Chinese People’s Liberation Army for almost 9 years. Fro 1994 and 1997, he served as administrative officials of several township government. In 1997, he resigned from government and started to engage in commercial business. In 2002, he co-founded Xingguo General Fruits Development Company with Mr. Xingping Hou and in 2005, he and Mr. Hou jointly formed General Red Enterprise Group Company. In addition to being our Secretary of the Board, Director and Chief Executive Officer, Mr. Ren also served as executive position in General Red Enterprise Group Company.

Yuming Ma, Treasurer of the Board, Director and Chief Financial Officer. Mr. Ma graduated from Henan University. He firstly worked in a state-owned factory. From 1998 to 2002, he served as a management staff in a construction company. From 2002 to 2005, he worked in China Hua’an Business Credent Management Company. In 2005, he became the chief executive officer of General Red Enterprise Group Company.

None of Xingping Hou, Jiefeng Ren and Yuming Ma has been involved in any of the following proceeding during the past five years:

1.

any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.

any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Item 8.01 Other Events.

On July 24, 2008, the Company changed its name to “General Red International, Inc.” Company has obtained a new CUSIP number: 370599 102. The Company will also obtain a new trade Symbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 07, 2008	Paradise Tan, Inc.

/s/Xingping Hou
Xingping Hou
President, Chairman of the Board